UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e) On January 17, 2018, Stephen M. Robb, Executive Vice President – Chief Financial Officer of The Clorox Company (the “Company”), provided notice of his intention to retire from the Company on March 31, 2018, following 29 years of service with the Company. Mr. Robb will continue in an advisory capacity through the end of the fiscal year.

(c) On January 17, 2018, the Board of Directors (the “Board”) of the Company appointed Kevin Jacobsen, age 51, to be Senior Vice President – Chief Financial Officer, effective April 1, 2018.

Mr. Jacobsen is currently the Company’s Vice President – Financial Planning & Analysis, a position he has held since November 2011. In this role, he is responsible for providing leadership for financial planning and analysis across all of the Company’s existing businesses and for its business development efforts. Mr. Jacobsen joined the Company in 1995 and has held a number of senior leadership roles in the Company’s finance department over the years, including serving as the finance leader for the Specialty Division, the Product Supply Organization and various business units.

In connection with Mr. Jacobsen’s appointment, on January 19, 2018, the Management Development and Compensation Committee of the Board approved an increase in Mr. Jacobsen’s base salary to $500,000 and an increase in his short-term incentive target from 50% to 80% of his salary, effective as of April 1, 2018. In addition, on April 2, 2018, Mr. Jacobsen will receive stock options that have an aggregate fair value of $200,000, which will vest over four years, and performance shares with an aggregate target fair value of $200,000.

A copy of the press release announcing the future Chief Financial Officer changes is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 22, 2018, of The Clorox Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	January 22, 2018	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs